SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 22, 2004

                        SERVICE CORPORATION INTERNATIONAL
             (Exact name of registrant as specified in its charter)

             Texas                    1-6402-1                  74-1488375
(State or other jurisdiction   (Commission file number)     (I. R. S. employer
       of incorporation)                                  identification number)

              1929 Allen Parkway, Houston, Texas                  77019
           (Address of principal executive offices)             (Zip code)

      Registrant's telephone numbers, including area code - (713) 522-5141
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Item 9. Regulation FD Disclosure

      On June 22, 2004, Service Corporation International issued a press release announcing that it had completed the redemption of its $312.7 million aggregate principal amount, 6.75% Convertible Subordinated Notes due 2008.

      The press release dated June 22, 2004 is furnished as Exhibit 99.1 to this Form 8-K. The information in this Current Report on Form 8-K, including the exhibit, is being furnished pursuant to Regulation FD and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933 as amended, or the Securities Exchange Act of 1934, as amended.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

June 22, 2004                            SERVICE CORPORATION INTERNATIONAL

                                         By: /s/ Eric D. Tanzberger
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                                         Eric D. Tanzberger
                                         Vice President and Corporate Controller


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                                  Exhibit Index

            Exhibit Number                         Description
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      99.1                           Press release, dated June 22, 2004, issued
                                     by Service Corporation International


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